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                                                                   Exhibit 10.33
                                                                   -------------

               FOURTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT (this "Amendment"), dated as of January 31, 1998, is between SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation ("Borrower"), and WELLS FARGO HSBC TRADE BANK, N.A. ("Lender").


                                   RECITALS:

     A. Borrower and Lender entered into that certain EXIM Guaranteed Loan Agreement dated as of June 15, 1996, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated as of August 1, 1996, Second Amendment to EXIM Guaranteed Loan Agreement dated as of June 15, 1997, and Third Amendment to EXIM Guaranteed Loan Agreement dated as of July 31, 1997 (the "Agreement").

     B. Borrower and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.01.  Definitions.  Capitalized terms used in this Amendment, to
                    -----------
the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.


                                   ARTICLE II

                                   Amendments

     Section 2.01.  Amendment to Certain Definitions.  (a) Effective as of date
                    --------------------------------
hereof, the definition of the following term contained in Section 1.01 of the Agreement is amended to read in its respective entirety as follows:

          "Commitment" means the obligation of Lender to make Advances in an
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     aggregate principal amount at any time outstanding up to but not exceeding
     $579,223.94.

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          "Termination Date" means 11:00 a.m., Houston, Texas time on July 31,
           ----------------
     1998 or such earlier date on which the Commitment terminates as provided in this Agreement.

     Section 2.02.  Amendment to Section 2.03.  Effective as of the date hereof,
                    -------------------------
Section 2.03 is amended to read in its entirety as follows:

          Section 2.03.  Payment Account; Payment of Advances.  (a) Three (3)
                         ------------------------------------
     payments of the Advances each in the principal amount of Eight Thousand Seven Hundred and No/100 Dollars ($8,700.00) plus accrued interest on the Advances shall be due and payable on February 1, 1998, March 1, 1998 and April 1, 1998.

          (b) Three (3) payments of the Advances each in the principal amount of Ten Thousand and No/100 Dollars ($10,000.00) plus accrued interest on the Advances shall be due and payable on May 1, 1998, June 1, 1998 and July 1, 1998.

          (c) The Advances shall be due and payable on the day on which Borrower receives any payment under the Fiat-Italy Contract in a principal amount equal to the amount of such Fiat-Italy Contract payment, plus accrued interest on the principal amount so paid.

          (d) In the event that Borrower receives a purchase order for a "SMARTSCAN System" from Woodward Governor, Twenty-Five Thousand and No/100 Dollars ($25,000.00) of the Advances plus accrued interest thereon shall be due and payable on the date on which such purchase order is received by Borrower.

          (e) In the event that prior to the payment of the Obligations in full, Borrower should receive additional funding in an amount in excess of $1,000,000.00, whether as the result of a private placement of debt or other securities of Borrower or from any other source, the Advances shall be immediately due and payable and, immediately upon receipt of the proceeds of such funding, Borrower will use such proceeds to pay the Obligations in full.

          (f) The unpaid principal amount of all Advances shall be due and payable on the earlier of (i) the Termination Date or (ii) such other dates on which the Advances are or may be required to be paid pursuant to this Agreement.

          (g)  Lender shall establish and maintain the Payment Account.
     Borrower shall cause all payments made by the Contract Parties with respect to the Contracts to be paid by wire transfer to the Payment Account.

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          (h)  Borrower agrees that immediately upon deposit of any amounts in the Payment Account Lender may and shall apply such amounts to the payment of the Obligations in such order as Lender may determine in its sole discretion.

     Section 2.03.  Amendments to Exhibits.  Effective as of the date hereof
                    ----------------------
Exhibit "A" to the Agreement (Note) is amended to conform in its entirety to Annex "A" to this Amendment.


                                  ARTICLE III

                             Conditions Precedent

     Section 3.01.  Conditions.  The effectiveness of this Amendment is subject
                    ----------
to the receipt by Lender of the following in form and substance satisfactory to
Lender:

          (a) Resolutions.  Resolutions of the Board of Directors of Borrower
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     certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder.

          (b) Note.  The Note executed by Borrower.
              ----

          (c) Amendment to Security Agreement.  A Third Amendment to Security
              -------------------------------
     Agreement executed by Borrower in substantially the form of Annex "B" hereto.

          (d) Borrower Agreement.  A Borrower Agreement executed by Borrower.
              ------------------

          (e)  Lender Fee.  A fee payable to Lender in the amount of $1,456.10.
               ----------

          (f)  Eximbank Fee.  A fee payable to Eximbank in the amount of
               ------------
     $728.06.

          (g)  Legal Fees.  Legal fees and expenses in the amount of $1,537.00.
               ----------

          (h) Additional Information.  Such additional documents, instruments
              ----------------------
     and information as Lender may request.

     Section 3.02.  Additional Conditions.  The effectiveness of this Amendment
                    ---------------------
is also subject to the satisfaction of the additional conditions precedent that
(a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated

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by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.


                                   ARTICLE IV

                 Ratifications, Representations, and Warranties

     Section 4.01.  Ratifications.  The terms and provisions set forth in this
                    -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

     Section 4.02.  Representations, Warranties and Agreements. Borrower hereby
                    ------------------------------------------
represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) except for matters set forth in the letter from Lender to Borrower dated July 21, 1997 (the "Letter"), no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) except for matters set forth in the Letter, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications, increases and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications, increases and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

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                                   ARTICLE V

                                 Miscellaneous

     Section 5.01.  Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

     Section 5.02.  Reference to Agreement.  Each of the Loan Documents,
                    ----------------------
including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

     Section 5.03.  Expenses of Lender.  As provided in the Agreement, Borrower
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agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

     Section 5.04.  Severability.  Any provision of this Amendment held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.05.  Applicable Law.  This Amendment and all other Loan Documents
                    --------------
executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.06.  Successors and Assigns.  This Amendment is binding upon and
                    ----------------------
shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may

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not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 5.07.  Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08.  Effect of Waiver.  No consent or waiver, express or implied,
                    ----------------
by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.09.  Headings.  The headings, captions, and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10.  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                    ----------------
DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.


                                       BORROWER:

                                       SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                                       By: /s/ Howard Burris
                                            Howard Burris
                                            Chief Executive Officer

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                                       LENDER:

                                       WELLS FARGO HSBC TRADE BANK, N.A.


                                       By:   /s/ Andrew Moy
                                             Andrew Moy
                                             Assistant Vice President

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                                LIST OF ANNEXES


        Annex                 Document
        -----                 --------

          A                   Note

          B                   Third Amendment to Security Agreement

          C                   Borrower Agreement

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